Exhibit 99.1

Johnson & Johnson to Acquire Shockwave Medical

Enhances Johnson & Johnson’s Ability to Transform the Treatment Landscape for Cardiovascular

Disease and Continue to Improve Patient Outcomes

Extends Johnson & Johnson MedTech’s Position in

Highest-Growth, Innovation-Oriented Segments of Cardiovascular Intervention

Accelerates Sales Growth and Accretive to Operating Margin for Both Johnson & Johnson

and Johnson & Johnson MedTech

Conference Call at 8:30 a.m. ET To Discuss Details of the Transaction

NEW BRUNSWICK, N.J. and SANTA CLARA, Calif., April 5, 2024 – Johnson & Johnson (NYSE: JNJ) and Shockwave Medical, Inc. (Nasdaq: SWAV) (“Shockwave”) today announced that they have entered into a definitive agreement under which Johnson & Johnson will acquire all outstanding shares of Shockwave for $335.00 per share in cash, corresponding to an enterprise value of approximately $13.1 billion including cash acquired. The transaction was approved by both companies’ boards of directors.

The acquisition of Shockwave further extends Johnson & Johnson MedTech’s position in cardiovascular intervention and accelerates its shift into higher-growth markets. Cardiovascular intervention is one of the fastest-growing global medtech markets, with significant unmet patient need. With the addition of Shockwave, Johnson & Johnson will expand its MedTech cardiovascular portfolio into two of the highest-growth, innovation-oriented segments of cardiovascular intervention – coronary artery disease (CAD) and peripheral artery disease (PAD). The transaction follows Johnson & Johnson MedTech’s successful acquisitions of Abiomed, a leader in heart recovery, and more recently Laminar, an innovator in left atrial appendage elimination for patients with non-valvular atrial fibrillation (AFib). These acquisitions complement and build on Johnson & Johnson’s established global leadership position in electrophysiology through the Biosense Webster portfolio. Following the close of the transaction, Johnson & Johnson MedTech will be a category leader in four high-growth cardiovascular segments.

Shockwave is a leading, first-to-market provider of innovative intravascular lithotripsy (IVL) technology for the treatment of calcified CAD and PAD. IVL is a minimally invasive, catheter-based treatment for calcified arterial lesions, which can reduce blood flow and cause pain or heart attack. IVL helps restore blood flow by cracking calcium lesions using sonic pressure waves and is used in both CAD and PAD, often in combination with stenting. Shockwave offers the only commercially available IVL technology and has safely, simply, and effectively treated approximately 400,000 patients globally. In addition to its leading IVL platform, Shockwave also recently acquired Neovasc Inc., a company that has developed the Reducer System, a novel product focused on symptom relief of refractory angina. The Reducer System has a growing commercial presence. It is currently undergoing clinical studies in the U.S. and is CE marked in the European Union and the United Kingdom.

Joaquin Duato, Chairman and Chief Executive Officer of Johnson & Johnson, said, “With our focus on Innovative Medicine and MedTech, Johnson & Johnson has a long history of tackling cardiovascular disease – the leading cause of death globally. The acquisition of Shockwave and its leading IVL technology provides a unique opportunity to accelerate our impact in cardiovascular intervention and drive greater value for patients, shareholders and health systems.”

Tim Schmid, Executive Vice President and Worldwide Chairman of Johnson & Johnson MedTech, said, “Shockwave offers a truly differentiated opportunity to further enhance our leadership position in medtech, expand into additional high-growth segments, and ultimately transform the future of cardiovascular treatment. Shockwave’s IVL technology for treating CAD and PAD, and its strong pipeline, are in a class of their own. We look forward to bringing Shockwave’s solutions into Johnson & Johnson MedTech and the hands of more physicians around the world.”

“Shockwave has transformed the treatment of complex calcified arterial disease through the pioneering development of intravascular lithotripsy, and it is our mission to make this remarkable technology available to patients worldwide,” said Doug Godshall, President and CEO of Shockwave. “As part of a larger, more diverse organization, with broad expertise and a core focus on improving patient outcomes, we are confident we will be able to further solidify IVL as the global standard of care for patients. I am deeply grateful to our team members and colleagues whose efforts have made today’s milestone possible; their accomplishments and passion have been extraordinary. I could not think of a better partner and home than Johnson & Johnson as the Shockwave team prepares to write its next exciting chapter.”

Transaction Benefits

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Solidifies Johnson & Johnson MedTech’s leadership in cardiovascular intervention: IVL is the only technology that can treat both intimal and medial calcification, and Shockwave offers the first and only commercially available IVL platform for CAD and PAD. This acquisition will complement Johnson & Johnson MedTech’s leadership positions in heart recovery (Abiomed) and electrophysiology (Biosense Webster) to make it a category leader in four of the largest and highest-growth medtech markets within cardiovascular intervention.

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Enhances opportunity to serve patients worldwide through complementary fit with Johnson & Johnson: Shockwave’s IVL and Abiomed’s Impella® heart pump platform play a critical role in complex percutaneous coronary intervention (PCI) procedures. Specifically, IVL is used in approximately 30% of high-risk PCI cases that also use Impella® today. This clinical compatibility, combined with Johnson & Johnson MedTech’s established global commercial infrastructure, provides numerous opportunities to accelerate the adoption of these segment-leading technologies to patients in need.

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Provides robust pipeline for future growth in underpenetrated markets: Shockwave benefits from a strong pipeline focused on continued innovation and expansion of its product portfolio in CAD and PAD, and the potential use of IVL in new indications, including carotid artery disease and structural heart disease, over the coming years. Shockwave is also evaluating its Reducer System technology in clinical studies to treat patients with refractory angina.

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Accelerates sales growth: The acquisition of Shockwave accelerates Johnson & Johnson MedTech’s ongoing efforts to increase its presence in high-growth markets with unmet need, while expanding its reach and scale globally. The proposed transaction adds a high-performing business in an underpenetrated category with a strong pipeline and an attractive growth and margin profile. The transaction is expected to accelerate revenue growth for both Johnson & Johnson and Johnson & Johnson MedTech. Shockwave is ultimately expected to become Johnson & Johnson MedTech’s thirteenth priority platform, as defined by annual sales of at least $1 billion.

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Delivers immediate operational accretion: The transaction will be accretive to operating margin for both Johnson & Johnson and Johnson & Johnson MedTech. Johnson & Johnson expects the transaction to be operationally accretive upon closing, but considering the impact of financing costs, is expected to dilute adjusted earnings per share by approximately $0.10 in 2024 and approximately $0.17 in 2025.

Transaction Details and Path to Completion

Under the terms of the agreement, Johnson & Johnson will acquire all outstanding shares of Shockwave for $335.00 per share in cash through a merger of Shockwave with a wholly owned Johnson & Johnson subsidiary. Johnson & Johnson expects to fund the transaction through a combination of cash on hand and debt.

Johnson & Johnson expects to maintain a strong balance sheet and to continue to support its stated capital allocation priorities of R&D investment, competitive dividends, value-creating acquisitions and strategic share repurchases.

Following the completion of the transaction, Shockwave will operate as a business unit within Johnson & Johnson MedTech, and financials will be reported within Johnson & Johnson MedTech’s Cardiovascular portfolio, which was previously referred to as Interventional Solutions. In addition to his current responsibilities for Abiomed as the Global Head of Heart Recovery, Michael Bodner will assume responsibility for the business upon close. Isaac Zacharias, who has 6 years with Shockwave, most recently serving as President and Chief Commercial Officer, will transition to become Worldwide President of Shockwave, reporting to Michael Bodner. Doug Godshall, Shockwave’s President and Chief Executive Officer, will advise through the transition.

The closing of the transaction is expected to occur by mid-year 2024 subject to the receipt of Shockwave’s shareholder approval, as well as the receipt of applicable regulatory approvals and other customary closing conditions. Following completion of the transaction, Shockwave’s common stock will no longer be listed for trading on the Nasdaq Global Select Market.

Investor Conference Call

Johnson & Johnson and Shockwave will conduct a conference call with investors to discuss the transaction today, April 5, 2024, at 8:30 a.m. ET.

Participant Dial-In: 877-869-3847

Webcast: https://event.webcasts.com/starthere.jsp?ei=1664558&tp_key=36372427f7

A simultaneous webcast of the call for investors and other interested parties may be accessed by utilizing the link provided above. A replay will be available approximately two hours after the live webcast by visiting www.investor.jnj.com or https://ir.shockwavemedical.com.

As previously announced, Johnson & Johnson will also host a conference call for investors at 8:30 a.m. ET on Tuesday, April 16th to review first-quarter results.

In light of the joint conference call today, Shockwave has cancelled its conference call to discuss its financial results for the first quarter of fiscal year 2024, previously scheduled for May 6, 2024, 4:30 EST.

Advisors

J.P. Morgan Securities LLC is serving as financial advisor to Johnson & Johnson and Freshfields Bruckhaus Deringer LLP is serving as legal advisor.

Perella Weinberg Partners is serving as financial advisor to Shockwave and Fenwick & West LLP is serving as legal advisor.

About Johnson & Johnson

At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at https://www.jnj.com/.

About Shockwave Medical, Inc.

Shockwave Medical is a leader in the development and commercialization of innovative products that are transforming the treatment of cardiovascular disease. Its first-of-its-kind Intravascular Lithotripsy (IVL) technology has transformed the treatment of atherosclerotic cardiovascular disease by safely using sonic pressure waves to disrupt challenging calcified plaque, resulting in significantly improved patient outcomes. Shockwave has also recently acquired the Reducer, which is under clinical investigation in the United States and is CE Marked in Europe. By redistributing blood flow within the heart, the Reducer is designed to provide relief to the millions of patients worldwide suffering from refractory angina. Learn more at www.shockwavemedical.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Shockwave Medical by Johnson & Johnson.

In connection with the proposed transaction, Shockwave intends to file relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including Shockwave’s proxy statement in preliminary and definitive form. Promptly after filing the definitive proxy statement, Shockwave will mail the definitive proxy statement and a proxy card to the security holders of Shockwave.

INVESTORS AND SECURITY HOLDERS OF SHOCKWAVE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHOCKWAVE’S PROXY STATEMENT (WHEN THEY ARE AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.

Investors and security holders of Shockwave are or will be able to obtain these documents (when they are available) free of charge from the SEC’s website at www.sec.gov or free of charge from Shockwave on Shockwave’s website at www.ir.shockwavemedical.com/.

Participants in the Solicitation

Johnson & Johnson and Shockwave and certain of their respective directors and executive officers, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from security holders of Shockwave in connection with the proposed transaction. Information about Johnson & Johnson’s directors and executive officers is set forth in Johnson & Johnson’s Proxy Statement on Schedule 14A for its 2024 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2024, and Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 16, 2024. Information about Shockwave’s directors and executive officers is set forth in Shockwave’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2023, and Shockwave’s Current Report on Form 8-K filed with the SEC on January 29, 2024. To the extent holdings of Johnson & Johnson’s or Shockwave’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2024 or 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Investors and security holders of Shockwave are or will be able to obtain these documents free of charge from the SEC’s website at www.sec.gov, from Johnson & Johnson on Johnson & Johnson’s website at www.jnj.com, from Shockwave on Shockwave’s website at www.shockwavemedical.com/ or on request from Johnson & Johnson or Shockwave. Additional information concerning the interests of Shockwave’s participants in the solicitation, which may, in some cases, be different than those of Shockwave’s security holders generally, will be set forth in Shockwave’s proxy statement relating to the proposed transaction when it becomes available.

Cautions Concerning Forward-Looking Statements

•	This communication contains “forward-looking statements” regarding the acquisition of Shockwave by Johnson & Johnson.

•	The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events.

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If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson or Shockwave. Risks and uncertainties include, but are not limited to: the risk that the closing conditions for the acquisition will not be satisfied, including the risk that clearance under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable antitrust laws will not be obtained; uncertainty as to the percentage of Shockwave security holders that will vote to approve the proposed transaction at the Shockwave stockholder meeting; the possibility that the transaction will not be completed in the expected timeframe or at all; potential adverse effects to the businesses of Johnson & Johnson or Shockwave during the pendency of the transaction, such as employee departures or distraction of management from business operations; the risk of security holder litigation relating to the transaction, including resulting expense or delay; the potential that the expected benefits and opportunities of the acquisition, if completed, may not be realized or may take longer to realize than expected; challenges inherent in product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new products; manufacturing difficulties and delays; product efficacy or safety concerns resulting in product recalls or regulatory action; economic conditions, including currency exchange and interest rate fluctuations; the risks associated with global operations; competition, including technological advances, new products and patents attained by competitors; challenges to patents; changes to applicable laws and regulations, including tax laws and global health care reforms; adverse litigation or government action; changes in behavior and spending patterns or financial distress of purchasers of health care services and products; and trends toward health care cost containment.

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In addition, there will be risks and uncertainties related to the ability of the Johnson & Johnson family of companies to successfully integrate the programs, products, technologies and employees/operations and clinical work of Shockwave. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Johnson & Johnson and Shockwave can be found in Johnson & Johnson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 16, 2024, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in Johnson & Johnson’s most recently filed Quarterly Report on Form 10-Q, in Johnson & Johnson’s subsequent filings with the SEC and in Shockwave’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 26, 2024, including in the sections captioned “Special Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Shockwave’s subsequent filings with the SEC. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.jnj.com, www.shockwavemedical.com/ or on request from Johnson & Johnson or Shockwave. Neither Johnson & Johnson nor Shockwave undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law.

CONTACTS

Johnson & Johnson

Media Contact:

Ryan Carbain

media-relations@its.jnj.com

Investor Contact:

Tracy Menkowski

investor-relations@its.jnj.com

Shockwave Medical

Media Contact:

Scott Shadiow

+1.317.432.9210

sshadiow@shockwavemedical.com

Investor Contact:

Debbie Kaster

dkaster@shockwavemedical.com